THIRD AMENDMENT TO
                              FORBEARANCE AGREEMENT

        THIS THIRD AMENDMENT TO FORBEARANCE AGREEMENT (hereinafter, this "Third Forbearance Agreement Amendment") is entered as of March 1, 1999 between PLUMA, INC., a North Carolina corporation (the "Borrower") and NATIONSBANK, N.A., as Agent for and on behalf of the Lenders (the "Agent"). Capitalized terms used herein and not otherwise defined or designated herein shall have the respective meanings given to them in the Credit Agreement (defined below).

                                    RECITALS

        WHEREAS, the Borrower, the Agent and the Lenders are parties to that certain Credit Agreement dated as of April 23, 1998, as amended by that certain First Amendment to Credit Agreement and Waiver between the Borrower and the Agent for and on behalf of the Lenders dated as of August 27, 1998, by that certain Second Amendment to Credit Agreement between the Borrower and the Agent for and on behalf of the Lenders dated as of September 30, 1998, by that certain Third Amendment to Credit Agreement between the Borrower and the Agent for and on behalf of the Lenders dated as of November 16, 1998, by that certain Fourth Amendment to Credit Agreement between the Borrower and the Agent for and on behalf of the Lenders dated as of December 11, 1998, by that certain Fifth Amendment to Credit Agreement between the Borrower and the Agent for and on behalf of the Lenders dated as of December 31, 1998 and by that certain Sixth Amendment to Credit Agreement between the Borrower and the Agent for and on behalf of the Lenders dated as of January 29, 1999 (as further amended, modified, supplemented, extended or restated from time to time, the "Credit Agreement");

        WHEREAS, the Borrower and the Agent on behalf of the Lenders are parties to that certain Forbearance Agreement dated as of November 16, 1998, as amended by an Amendment to Forbearance Agreement dated as of December 31, 1998 and by a Second Amendment to Forbearance Agreement dated as of January 29, 1999 (as further amended, modified, supplemented, extended or restated from time to time, the "Forbearance Agreement");

        WHEREAS, the Borrower has violated Section 3.3(b)(i) of the Credit Agreement by allowing the sum of the aggregate principal amount of outstanding Revolving Loans plus LOC obligations outstanding plus the aggregate principal amount of outstanding Swingline Loans to exceed the Borrowing Base without immediately making payment on the Loans and/or to a cash collateral account in respect of the LOC Obligations in an amount sufficient to eliminate such excess (the "Overadvance Default");

        WHEREAS, the Borrower has informed the Lenders that Borrower has violated Section 8.14 of the Credit Agreement by changing the individual who serves as its President (the "Management Group Change Default");




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        WHEREAS, the Borrower has requested that the Lenders agree to (i) waive the currently existing Management Group Change Default (ii) waive the currently existing Overadvance Default, (iii) amend the Forbearance Agreement to extend the Forbearance Termination Date to March 15, 1999, (iv) release the Robinson Indemnity Receivables (defined below) and (v) amend the Credit Agreement to allow the Borrower the opportunity to comply fully with Sections 3(b)(i) and
8.14 of the Credit Agreement going forward. The Agent, on behalf of the Lenders, has agreed to do so, but only upon the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Waivers of Certain Defaults. The Agent, on behalf of the Lenders, agrees to waive the currently existing Management Group Change Default and the currently existing Overadvance Default. These limited waivers shall in no way modify or affect the Borrower's obligations to comply fully with each and every term and condition (including but not limited to those contained in Sections 3.3(b)(i) and 8.14) of the Credit Agreement, as amended by the Seventh Amendment, from and after the date hereof.

        2. Forbearance Termination Date. The Forbearance Agreement is hereby amended so that the Forbearance Termination Date is extended to March 15, 1999.

        3. Robinson Indemnity Receivables. The Agent, on behalf of the Lenders, agrees that the Agent shall execute such documents as are necessary to release its security interest, held on behalf of the Lenders, in the Receivables set forth on Schedule I to this Forbearance Agreement (the "Robinson Indemnity Receivables") to allow for the assignment, free and clear of any interest of the Agent or the Lenders, of the Robinson Indemnity Receivables to Frank L. Robinson Company, Harold Robinson, Carole Robinson, Jeffrey N. Robinson and James H. Robinson (the "Robinson Parties") in accordance with Section 5.5 of that certain Asset Purchase Agreement among the Borrower and the Robinson Parties dated December 30, 1997 (the "Robinson Asset Purchase Agreement"), provided that the Robinson Parties pay a minimum of $250,000 in immediately available funds in exchange for the assignment of the Robinson Indemnity Receivables. The Borrower shall cause any and all amounts paid by the Robinson Parties to the Borrower in connection with the Robinson Parties' obligations to the Borrower under the Robinson Asset Purchase Agreement to be paid directly to the Agent for application to the outstanding principal balance of the Revolving Loans.

        4. Amendment to Credit Agreement. Simultaneously with the execution of this Third Forbearance Agreement Amendment, the Borrower shall execute and deliver to the Agent, on behalf of the Lenders, a Seventh Amendment to Credit Agreement (the "Seventh Amendment") in form of that attached hereto as Exhibit A.


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        5. Third Forbearance Agreement Amendment Fees. In consideration of the willingness of the Agent, on behalf of the Lenders, to enter this Third Forbearance Agreement Amendment, the Borrower, simultaneously with the execution of this Agreement, shall pay to the Agent for the account of each Lender who consents to this Third Forbearance Agreement Amendment and the Seventh Amendment and delivers evidence of such consent to the Agent by the date hereof, a fee in an amount equal to .05% of such Lender's Commitment immediately prior to the execution of the Seventh Amendment (collectively, the "Third Forbearance Agreement Amendment Fees").

        6. Revised Business Plans. On or before March 5, 1999, the Borrower shall deliver to the Agent on behalf of the Lenders revised business plans and budgets of the Borrower for fiscal years 1999 and 2000, which revised business plans and budgets shall be prepared with the material assistance of PwC.

        7. Conditions Precedent. As conditions precedent to the effectiveness of this Third Forbearance Agreement Amendment, on or before the date hereof:

               (a) The Agent shall have received original duly executed counterparts of this Third Forbearance Agreement Amendment duly executed by the Credit Parties and the Agent;

               (b) The Borrower shall have executed and delivered to the Agent the Seventh Amendment;

               (c) The Agent, on behalf of the Lenders, shall have received the Third Forbearance Agreement Amendment Fees; and

               (d) The Borrower shall have delivered to the Agent an opinion of counsel to the Borrower in form and substance satisfactory to the Agent as to the due authorization, execution, delivery and enforceability of this Third Forbearance Agreement Amendment and the Seventh Amendment.

        8. Limited Modification Only. Except as specifically modified hereby, the terms and conditions of the Forbearance Agreement remain in full force and effect.

        9. Release. The Borrower hereby releases the Agent, the Lenders, and the Agent's and the Lenders' respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

        10. Expenses. Upon demand therefor, the Borrower shall pay all out-of-pocket expenses incurred by the Agent in connection with the negotiation, drafting and execution of this Third

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Forbearance Agreement Amendment and the exhibits hereto, including without limitation reasonable fees and expenses of the Agent's counsel.

        11. Borrower's Representations. The Borrower hereby represents and warrants as follows:

               (a) The Borrower has taken all necessary action to authorize the execution, delivery and performance of this Third Forbearance Agreement Amendment;

               (b) This Third Forbearance Agreement Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and
        (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and

               (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Third Forbearance Agreement Amendment.

        12. Counterparts. This Third Forbearance Agreement Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Third Forbearance Agreement Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

        13. GOVERNING LAW. THIS THIRD FORBEARANCE AGREEMENT AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.


                    [SIGNATURES CONTINUE ON FOLLOWING PAGE.]


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        Each of the parties hereto has caused a counterpart of this Third
Forbearance Agreement Amendment to be duly executed and delivered as of the date first above written.


                                    PLUMA, INC.,
                                    a North Carolina corporation

                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________


                                    NATIONSBANK, N.A.,
                                    as Agent for and on behalf of
                                    the Lenders

                                    By:_____________________________________
                                    Name:___________________________________
                                    Title:__________________________________




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